Impairment and Other Charges	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
IMPAIRMENT AND OTHER CHARGES
MPAIRMENT AND OTHER CHARGES
The following table summarizes the pretax charges recorded in the consolidated statement of income (loss) as “Impairment and other charges” for the years ended December 31, 2012, 2011, and 2010:

	2012	2011	2010
Long-Lived Assets and Related Charges	$—	$123	$64

The impairment charges did not result in a violation of any Ameren or Ameren subsidiary debt covenants or counterparty agreements. Each of the charges is discussed below.
The Ameren Companies evaluate long-lived assets classified as held and used for impairment when events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. Whether an impairment has occurred is determined by comparing the estimated undiscounted cash flows attributable to the assets with the carrying value of the assets. If the carrying value exceeds the undiscounted cash flows, the Ameren Companies recognize an impairment charge equal to the amount of the carrying value of the assets that exceeds its estimated fair value.
In December 2011, Genco ceased operations of its Meredosia and Hutsonville energy centers. As a result, Ameren recorded a noncash pretax asset impairment charge of $26 million to reduce the carrying value of the Meredosia and Hutsonville energy centers to their estimated fair values, a $4 million impairment of materials and supplies, and $4 million for severance costs. See Note 1 - Summary of Significant Accounting Policies for further information regarding severance costs.
During 2011, the MoPSC issued an electric rate order that disallowed the recovery of all costs of enhancements, or costs that would have been incurred absent the breach, related to the rebuilding of the Taum Sauk energy center in excess of the amount recovered from property insurance. Consequently, Ameren recorded a pretax charge to earnings of $89 million.
During the third quarter of 2010, the aggregate impact of a sustained decline in market prices for electricity, industry transaction market multiples became observable at lower levels than previously estimated, and potentially more stringent environmental regulations being enacted caused Ameren to evaluate if the carrying value of its Merchant Generation energy centers were recoverable. The Meredosia energy center's carrying value exceeded its estimated undiscounted future cash flows. As a result, during 2010, Ameren recorded a noncash pretax asset impairment charge of $64 million to reduce the carrying value of the Meredosia energy center to its estimated fair value.
Key assumptions used in the determination of estimated undiscounted cash flows of Ameren’s long-lived assets tested for impairment included forward price projections for energy and fuel costs, the expected life or duration of ownership of the long-lived assets, environmental compliance costs and strategies, and operating costs. Those same cash flow assumptions, along with a discount rate and terminal year earnings multiples, were used to estimate the fair value of each energy center. These assumptions are subject to a high degree of judgment and complexity. The fair value estimate of these long-lived assets was based on a combination of the income approach, which considers discounted cash flows, and the market approach, which considers market multiples for similar assets within the electric generation industry. The fair value estimate was determined using observable inputs and significant unobservable inputs, which are Level 3 inputs as defined by accounting guidance for fair value measurements. Impairment within the Merchant Generation business was assessed at the energy center level. Ameren does not expect to incur material future cash expenditures as a result of these impairments.